UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Semi-Annual Report

June 30, 2012

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Share Distribution and Price Information	9

Performance Overviews	11

Shareholder Meeting Report	13

Portfolios of Investments	14

Statement of Assets & Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Statement of Cash Flows	25

Financial Highlights	26

Notes to Financial Statements	28

Annual Investment Management Agreement Approval Process	40

Reinvest Automatically, Easily and Conveniently	49

Glossary of Terms Used in this Report	51

Additional Fund Information	55

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, Inc. (NFA), an affiliate of Nuveen Investments. NFA is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP, the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for the Funds. He has 21 years of corporate finance and investment management experience and joined Wellington in 1999. Here Michael talks his management strategy and the performance of the Funds for the six-month period ending June 30, 2012.

What key strategies were used to manage the Funds during this period?

Both Funds seek to generate total return by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, both directly and also indirectly through a private feeder fund that invests alongside the U.S. Treasury (UST) in a master fund organized to invest directly in MBS and other assets eligible under the UST's Public-Private Investment Program (PPIP). Both JLS and JMT are effectively leveraged through their investment in the PPIP fund, and may be leveraged directly as well up to a maximum effective leverage of 33% of total net assets. The Funds currently have a limited term of 10 years from each Fund's inception, at which time all net assets will be distributed to shareholders of record.

During this period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS performance continued to be highly correlated with the overall markets and also with the equity markets. The first quarter 2012 began with strong performance as equity markets rallied, and fixed income spreads have tightened in response to higher risk. In the second quarter 2012, macro concerns stirred up volatility in the commercial real estate (CRE) market and kept investors on the sidelines. Overall, our views on CRE fundamentals have not changed materially. We reduced some exposure to the sector in

Nuveen Investments

the first quarter 2012 to rotate out of lower yielding CMBS into Prime and Subprime RMBS. Until there is a sustained improvement in the job market, we believe we are likely to continue to see the CRE market have an uneven recovery.

Capital markets are improving, but with a bias towards higher quality properties and we believe a split in the CMBS market is likely to become more pronounced in the near term. We think institutional properties may garner investor support while non-institutional quality properties could continue to have limited and more expensive access to capital. Low levels of supply and a lack of new construction could provide strong technical support to the CMBS market. Net supply of CMBS was negative during 2011 and is projected to remain negative in 2012. We continued to believe that up-in-quality trades offer value with minimal downside risk.

The non-agency RMBS market experienced double digit returns during the reporting period, although the second quarter 2012 marked a pause in the significant price rally that occurred over the course of the first quarter 2012. Improved sentiment around U.S. housing and low rates at the long end of the yield curve has helped maintain investor interest in the sector. We started to see positive momentum in the housing market due to home prices with record low mortgage payments and high rent prices. Year-over-year changes are trending positive, which hasn't happened since 2007 without government intervention (2010 homebuyer tax credits) and default rates continue to show strong year-over-year improvement. Despite strong year-to-date performance, we believe that market prices do not reflect the fundamental value of the assets. The non-agency RMBS market is not part of a broader fixed income benchmark. As a result, there is no natural buyer of lower rated, equity-like investments in single-family real estate. Nevertheless, we believe it is attractive in the current environment.

Based on current valuations and stable to improving fundamentals, non-agency RMBS represents one of the more attractive sectors in the fixed income universe. This is due to potential loss adjusted yields in the high single- to low double-digits (based on conservative estimates), a stable but not significantly improving housing market, and volatility around 10 to 12% a year. The potential for home price appreciation and higher economic growth further enhances an already attractive return/risk tradeoff. The total return potential for the sector is very attractive and returns over the long-term may be stabilized to a degree by the high income generated by these assets.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns for JLS and its comparative index are from 11/25/09. Since inception returns for JMT and its comparative index are from 2/23/10.

***  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

How did the Funds perform over this period?

Performance for the Funds, as well as for their comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended June 30, 2012

Fund	6-Month	1-Year	Since Inception**
JLS	11.92%	4.84%	7.61%
Barclays U.S. Aggregate Bond Index***	2.37%	7.47%	5.92%
JMT	12.72%	5.12%	7.31%
Barclays U.S. Aggregate Bond Index***	2.37%	7.47%	6.47%

For the six-month reporting period, JLS and JMT both outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds invest. On the whole, the MBS market performed well during this reporting period.

Each Fund's allocation to the UST's PPIP was a primary contributor to returns. The Funds' non-agency RMBS holdings, including prime, Alternative-A loans (Alt-A) and subprime holdings, also outperformed. The non-agency RMBS market rallied in January 2012, which marks a dramatic change given the extreme price weakness that occurred over much of 2011. The rally was due primarily to increased risk appetite, continued improvement in the U.S. housing market, and improved jobless claims data, which is an important signal for improving labor market conditions.

With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel are best positioned to provide stability of principal and attractive income over the duration of the Funds' limited terms. The Funds' allocations to agency collateralized mortgage obligations (CMOs) was a positive contributor to performance as low rates and slow pre-payments resulted in relative outperformance. The Funds' allocations to agency MBS pass-throughs also contributed positively as the sector benefited from excellent liquidity, low risk based capital charges, and favorable supply/demand trends. The Funds also took short positions in U.S. Treasury futures and purchased options contracts to hedge against interest rate risk and rises in interest rates.

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your

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common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share net asset value (NAV), market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. Both Funds' assets will be liquidated in connection with its termination and with the termination of the feeder PPIP fund. As a result, each Fund may be required to sell portfolio securities when it otherwise would not.

Risks Related to the Role of the U.S. Treasury (UST) in the Master PPIP Fund. Because the UST provides equity capital and debt financing to the master PPIP funds, the UST will be able to exercise certain rights and powers in regard to the master PPIP funds that may not be in the interest of the Funds or their common shareholders.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of June 30, 2012, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Funds' monthly distributions to shareholders remained stable. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of June 30, 2012, JLS and JMT had negative UNII balances for financial reporting purposes, and zero balances, based upon our best estimate, for tax purposes.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/12	JLS	JMT
Inception date	11/25/09	2/23/10
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$1.04	$1.04
From realized capital gains	0.00	0.00
Return of capital	0.00	0.00
Total per share distribution	$1.04	$1.04
Annualized distribution rate on NAV	8.87%	8.85%
Average annual total returns:
6-Month (Cumulative) on NAV	11.92%	12.72%
1-Year on NAV	4.84%	5.12%
Since inception on NAV	7.61%	7.31%

Nuveen Investments

Share Repurchases and Price Information

As of June 30, 2012, and since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

As of June 30, 2012, and during the six-month reporting period, the Funds' share prices were trading at (+) premiums and/or (-) discounts to their NAVs as shown in the accompanying table.

Fund	6/30/12 (+) Premium	Six-Month Average (+) Premiums/(-) Discount
JLS	(+)3.80%	(+)0.70%
JMT	(+)3.41%	(-)0.30%

Nuveen Investments

JLS

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund

  as of June 30, 2012

Fund Allocation (as a % of total net assets)2

2011-2012 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4  Other assets less liabilities.

Fund Snapshot

Share Price	$24.33
Net Asset Value (NAV)	$23.44
Premium/(Discount) to NAV	3.80%
Current Distribution Rate[1]	8.51%
Net Assets (000)	$371,679

Leverage

Effective Leverage	18.49%

Average Annual Total Returns

(Inception 11/25/09)

	On Share Price	On NAV
6-Month (Cumulative)	24.94%	11.92%
1-Year	9.28%	4.84%
Since Inception	7.45%	7.61%

Nuveen Investments

Fund Snapshot

Share Price	$24.29
Net Asset Value (NAV)	$23.49
Premium/(Discount) to NAV	3.41%
Current Distribution Rate[1]	8.52%
Net Assets (000)	$113,373

Leverage

Effective Leverage	20.53%

Average Annual Total Returns

(Inception 2/23/10)

	On Share Price	On NAV
6-Month (Cumulative)	24.42%	12.72%
1-Year	10.42%	5.12%
Since Inception	7.03%	7.31%

JMT

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund 2

  as of June 30, 2012

Fund Allocation (as a % of total net assets)2

2011-2012 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4  Other assets less liabilities.

Nuveen Investments

JLS

JMT

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

	JLS	JMT
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	9,009,884	4,053,940
Withhold	97,565	46,394
Total	9,107,449	4,100,334
Jack B. Evans
For	9,008,657	4,053,736
Withhold	98,792	46,598
Total	9,107,449	4,100,334
William J. Schneider
For	9,011,630	4,052,813
Withhold	95,819	47,521
Total	9,107,449	4,100,334

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 69.0%
	Residential – 69.0%
$3,280	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE2	0.359%	12/25/36	Caa1	$1,854,593
1,835	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	A+	2,045,853
8,667	Asset Backed Funding Corporation, Asset Backed Certificates, Series 2006-OPT3	0.399%	11/25/36	Caa3	3,316,718
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates, Series 2006-OPT1	0.479%	9/25/36	B-	366,412
1,168	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	914,143
2,130	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Baa1	2,061,944
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.983%	2/10/51	AA	1,207,351
6,116	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa1	5,476,520
1,260	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.707%	5/20/36	Caa2	930,251
7,735	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	2.666%	10/25/35	CCC	6,150,082
6,243	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.669%	10/25/36	C	3,939,958
3,056	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.573%	6/25/47	D	2,261,426
7,821	Bear Stearns Alt-A Trust, Mortgage Pass- Through Certificates, Series 2006-8	0.399%	6/25/46	Ca	3,011,003
4,797	Bear Stearns ARM Trust, Mortgage Pass Through Certificates, Series 2007-1	2.767%	2/25/47	D	2,854,245
3,300	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	AAA	3,598,003
9,320	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.725%	10/25/35	BBB	4,838,674
5,000	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.389%	6/25/37	CCC	3,148,420
3,325	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.256%	3/25/37	D	2,390,915
1,780	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.953%	3/25/36	Caa3	1,167,928
4,443	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.772%	8/25/35	Caa2	3,176,682
3,466	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.353%	11/25/36	D	1,991,607
4,493	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.901%	11/25/36	D	2,732,855
2,607	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	4.850%	7/25/37	Caa3	1,701,369
1,324	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-J11	6.000%	10/25/35	CCC	947,323
391	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.539%	3/25/47	CCC	373,107
2,710	Countrywide Asset Backed Certificates Trust 2005-IM1	0.639%	11/25/35	A-	1,795,410
2,107	Countrywide Asset-Backed Certificates Trust 2006-22	0.349%	5/25/47	BBB	2,081,528
6,672	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.389%	3/25/47	AAA	3,947,062
1,732	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.269%	2/20/36	Caa3	1,113,879
1,384	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2007-HY5	5.794%	9/25/37	CCC	1,098,866

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,280	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2006-HYB3	2.901%	5/20/36	Caa3	$802,120
6,367	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.489%	4/25/36	BB-	5,821,403
380	CPS Auto Trust, 144A	7.500%	4/16/18	BB	379,198
4,850	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certificates Series 2005-12	3.060%	3/25/36	CCC	2,919,005
1,702	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	5.408%	5/25/36	CC	1,271,502
7,712	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.401%	12/25/36	Aaa	1,210,242
9,277	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.161%	12/25/36	Aaa	1,530,562
16,369	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.061%	8/25/37	Aaa	2,374,398
10,236	Fannie Mae REMIC Pass-Through Certificates	6.261%	1/25/40	Aaa	1,907,458
9,673	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.408%	5/15/36	Aaa	1,404,029
19,020	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.378%	7/15/36	Aaa	2,460,137
4,877	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa2	3,657,716
4,415	First Horizon Alternative Mortgage Securities, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Caa2	3,311,102
316	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.578%	5/25/37	D	185,635
2,841	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	4.150%	8/25/37	D	1,983,638
10,718	Freddie Mac Collateralized Mortgage REMIC Series 3028	6.508%	9/15/35	Aaa	1,888,569
12,218	Freddie Mac Multi-Class Certificates, (I/O)	6.058%	8/15/35	Aaa	1,572,334
2,973	Freddie Mac Multi-Class Certificates, (I/O)	6.908%	6/15/36	Aaa	427,745
7,674	Freddie Mac Multi-Class Certificates, (I/O)	6.758%	8/15/36	Aaa	1,038,758
13,183	Freddie Mac Multi-Class Certificates, (I/O)	6.458%	12/15/36	Aaa	2,236,426
4,840	Freddie Mac Multi-Class Certificates, (I/O)	6.058%	12/15/36	Aaa	545,623
10,061	Freddie Mac Multi-Class Certificates, (I/O)	6.158%	6/15/39	Aaa	1,250,293
8,318	Freddie Mac Multi-Class Certificates, (I/O)	5.958%	10/15/39	Aaa	1,042,963
21,638	Freddie Mac Multi-Class Certificates, (I/O)	5.978%	1/15/40	Aaa	2,919,483
9,088	Freddie Mac Multi-Class Certificates, (I/O)	6.208%	2/15/40	Aaa	1,358,957
2,870	Freddie Mac Multifamily Mortgage Trust, Structured Pass Through Certificates, Series 2010-K6, 144A	5.358%	12/25/46	Aaa	3,002,430
505	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.790%	1/25/43	Aaa	84,927
13,675	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012	2.288%	1/25/41	Aaa	1,875,060
4,121	GMAXM Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2005-AF2	6.000%	12/25/35	D	2,836,557
2,135	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.689%	8/25/37	CCC	1,268,305
3,910	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.319%	2/25/37	CCC	1,470,318
2,752	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-FM3	0.469%	11/25/36	CCC	997,058
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	371,105
4,059	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.901%	4/25/36	CC	2,838,655
5,303	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.085%	5/25/47	D	3,245,180
4,821	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.349%	10/25/36	CCC	1,725,384
2,489	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.491%	8/25/36	BBB	2,415,817
5,049	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.766%	7/25/37	Caa2	4,331,537
2,624	IndyMac Indx Mortgage Loan Trust, Series 2006-AR15	0.359%	7/25/36	C	1,381,947
7,525	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.175%	8/15/42	A2	7,555,592
4,183	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.440%	5/15/45	Aaa	4,489,874
1,070	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	3.075%	6/25/37	CC	734,063
6,579	LB-UBS Commercial Mortgage Trust Series 2007-C2, Pass Through Certificates	5.493%	2/15/40	AA	6,485,776
5,425	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.558%	8/25/36	Caa2	3,790,462
1,191	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.737%	6/25/37	CCC	801,474
1,009	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset Backed Certificates, Series 2007-MLN1	0.349%	3/25/37	CCC	554,595

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.640%	12/25/35	CCC	$6,631,936
5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-LC1	5.505%	1/12/44	Aa2	4,903,650
2,249	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006-7	6.141%	6/25/36	CCC	1,050,943
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.544%	11/12/49	AAA	4,764,266
3,841	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.860%	3/25/36	Ca	2,141,547
2,170	Nomura Asset Acceptance Corporation, Alternative Loan Trust Mortgage Pass-Through Certificates Series 2005-AR4	3.143%	8/25/35	Ba3	1,605,167
3,400	NovaStar Mortgage Funding Corporation, Home Equity Loan Asset-Backed Certificates, Series 2007-2	0.419%	9/25/37	CCC	918,000
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	2,123,660
1,467	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	1,061,042
2,868	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.385%	5/25/35	CCC	1,785,402
6,780	Residential Asset Mortgage Products Inc, GMACM Mortgage Pass-Through Certificates Series 2005-AR5	3.044%	9/19/35	CCC	5,361,310
2,837	Residential Asset Securitization Trust 2006-A7CB	6.500%	7/25/36	Ca	1,286,427
3,860	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates Series 2007-SA3	4.618%	7/27/37	D	2,649,418
2,507	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates, Series 2006-SA3	3.679%	9/25/36	D	1,633,752
3,934	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa2	2,817,573
3,456	Residential Funding Mortgage Securities I, Mortgage Pass Through Certificates, Series 2007-SA2	3.318%	4/25/37	Caa3	2,440,679
3,341	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	5.849%	8/25/36	D	2,535,681
4,031	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.656%	2/20/47	CCC	3,122,470
1,827	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	1,856,534
3,877	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	3.137%	4/25/37	CCC	2,874,443
1,063	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.718%	10/25/37	Caa1	914,249
2,228	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.595%	10/25/37	Caa1	1,757,437
6,085	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.844%	2/25/37	CCC	4,096,743
3,519	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1	2.468%	4/25/45	AA+	3,476,169
2,701	WaMu Mortgage Pass Through Certificates, Series 2007-HY6	5.068%	6/25/37	C	1,897,712
2,781	WaMu Mortgage Pass-Through Certificates, Series 2006-AR	2.173%	1/25/37	CCC	1,858,497
1,044	WaMu Mortgage Pass-Through Certificates, Series 2007-HY4	4.739%	11/25/36	CCC	793,598
2,663	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.260%	11/25/36	CCC	1,889,978
1,084	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.482%	4/25/33	B+	972,272
3,547	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,983,708
5,186	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	2.349%	12/25/36	CCC	3,555,009
1,841	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	5.919%	12/28/37	CCC	1,240,293
789	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass Through Certificates	2.605%	10/25/36	D	601,717
428	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.744%	10/25/36	CCC	315,622
1,269	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	6.030%	11/25/37	Caa2	1,038,649

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,835	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.675%	4/25/36	CC	$1,514,081
2,713	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.667%	4/25/36	CC	2,184,712
1,985	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR10	2.616%	7/25/36	D	1,488,506
475	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	5.831%	9/25/36	Caa1	424,679
1,005	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	2.757%	9/25/36	Caa2	739,529
513,737	Total Residential				256,556,599
$513,737	Total Mortgage-Backed Securities (cost $260,025,336)				256,556,599
	PPIP Limited Partnership – 27.0%
$–	Wellington Management Legacy Securities PPIP, LP, (3)	N/A	N/A	N/A	$100,163,360
$–	Total PPIP Limited Partnership (cost $95,130,697)				100,163,360
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.5%
$16,722	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $16,721,596, collateralized by $16,955,000 U.S. Treasury Notes, 0.750%, due 3/31/13, value $17,060,969	0.010%	7/02/12		$16,721,582
	Total Short-Term Investments (cost $16,721,582)				16,721,582
	Total Investments (cost $371,877,615) – 100.5%				373,441,541
	Other Assets Less Liabilities – (0.5)% (4)				(1,762,936)
	Net Assets – 100%				$371,678,605

Investments in Derivatives at June 30, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation) (4)
U.S. 2-Year Treasury Note	Short	(162)	9/12	$(35,670,375)	$14,413

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
680	Eurodollar 1-Year Mid Curve	$6,715,000	9/14/12	$98.75	$4,250
680	Total Put Options Purchased (premiums paid $97,940)	$6,715,000			$4,250

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1— General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

  (5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 65.7%
	Residential – 65.7%
$610	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E, 144A	8.660%	10/10/17	A+	$680,093
1,111	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	735,717
351	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	275,133
1,370	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Baa1	1,326,227
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.983%	2/10/51	AA	1,207,351
2,039	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa1	1,825,507
419	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.707%	5/20/36	Caa2	309,405
2,895	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	3.189%	10/25/35	CCC	2,301,812
574	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.647%	7/25/36	C	394,461
2,582	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.683%	10/25/36	C	1,629,567
717	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.568%	6/25/47	D	530,212
975	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	AAA	1,063,046
3,270	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.725%	10/25/35	BBB	1,697,689
721	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subordinated REMIC Pass Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	519,345
234	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.960%	3/25/36	Caa3	153,675
199	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.465%	1/25/37	CCC	110,354
686	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.749%	8/25/35	Caa2	490,774
585	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	3.392%	7/25/37	Caa3	381,823
549	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	Caa1	508,328
882	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.845%	10/25/36	Caa3	439,475
961	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	553,283
900	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	507,222
1,142	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.715%	8/25/37	D	592,703
840	Countrywide Asset Backed Certificates Trust 2005-IM1	0.645%	11/25/35	A-	556,511
2,504	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.395%	3/25/47	AAA	1,481,259
2,675	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.730%	3/20/36	CCC	1,475,471
817	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa2	694,358

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$419	Countrywide Home Loans Mortgage Pass Through Trust Certificates Series 2007-HY5	5.794%	9/25/37	CCC	$332,173
388	Countrywide Home Loans Mortgage Pass- Through Trust Certificates, Series 2006-HYB3	2.901%	5/20/36	Caa3	243,106
597	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.495%	4/25/36	BB-	545,876
1,845	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	CC	1,656,703
672	Countrywide Home Loans, Mortgage Pass Through Trust Series 2007-HY04	5.533%	9/25/47	D	442,136
130	CPS Auto Trust, 144A	7.500%	4/16/18	BB	129,726
1,500	Credit Suisse Mortgage Corporation, Series 2010 RR5, 144A	5.467%	9/18/39	AAA	1,547,304
2,095	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	CCC	1,188,607
790	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certificates Series 2005-12	3.070%	3/25/36	CCC	475,264
515	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	5.404%	5/25/36	CC	384,291
2,892	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.395%	12/25/36	Aaa	453,841
3,092	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.155%	12/25/36	Aaa	510,187
5,456	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates, (I/O)	6.055%	8/25/37	Aaa	791,424
3,083	Fannie Mae REMIC Pass-Through Certificates	6.255%	1/25/40	Aaa	574,447
5,264	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.005%	2/25/40	Aaa	726,441
3,224	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.408%	5/15/36	Aaa	468,010
667	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	416,055
368	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.566%	5/25/37	D	216,384
194	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	3.008%	8/25/37	D	135,217
3,283	Freddie Mac Collateralized Mortgage REMIC Series 3028	6.508%	9/15/35	Aaa	578,502
4,751	Freddie Mac Multi-Class Certificates, (I/O)	6.058%	8/15/35	Aaa	611,463
2,867	Freddie Mac Multi-Class Certificates, (I/O)	6.758%	8/15/36	Aaa	388,107
4,394	Freddie Mac Multi-Class Certificates, (I/O)	6.458%	12/15/36	Aaa	745,475
4,711	Freddie Mac Multi-Class Certificates, (I/O)	6.428%	12/15/36	Aaa	531,118
3,819	Freddie Mac Multi-Class Certificates, (I/O)	6.158%	6/15/39	Aaa	474,648
6,514	Freddie Mac Multi-Class Certificates, (I/O)	5.978%	1/15/40	Aaa	878,966
835	Freddie Mac Multifamily Mortgage Trust, Structured Pass Through Certificates, Series 2010-K6, 144A	5.533%	12/25/46	Aaa	873,529
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013	2.885%	1/25/43	Aaa	218,624
4,655	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.366%	1/25/41	Aaa	638,319
645	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.695%	8/25/37	CCC	383,165
626	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.749%	3/25/47	D	416,472
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	123,702
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates Series 2007-GG9	5.475%	3/10/39	AAA	1,488,510
2,219	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.908%	4/25/36	CC	1,552,194
201	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.495%	8/25/36	BBB	194,775
1,887	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.762%	7/25/37	Caa2	1,619,170
2,773	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.594%	11/25/35	Caa3	1,732,728
797	IndyMac Indx Mortgage Loan Trust, Series 2006-AR15	0.365%	7/25/36	C	419,615
1,205	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.435%	10/25/36	CCC	587,260
936	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	3.026%	3/25/36	Ca	462,471
177	JP Morgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.326%	7/25/36	CCC	115,182
274	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	CC	231,680
776	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.000%	6/25/36	Caa2	546,375
1,575	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.175%	8/15/42	A2	1,581,402
870	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CB16	5.593%	5/12/45	Aa3	910,570

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$535	JP Morgan Mortgage Acquisition Trust, Asset-Backed Pass Through Certificates, Series 2007-CH3	0.395%	3/25/37	Caa1	$411,305
316	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.999%	6/25/37	CC	217,030
1,934	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.553%	8/25/36	Caa2	1,350,995
170	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.379%	6/25/37	CCC	114,496
50	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.672%	12/25/35	CCC	36,580
367	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.525%	8/25/35	B	347,687
2,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.869%	4/15/49	BB	1,785,514
308	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.880%	3/25/36	Ca	171,646
2,510	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	CC	1,621,449
1,639	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.555%	9/25/37	CCC	1,109,228
525	Nom ura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	342,298
2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	935,799
664	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 1006-QS10	0.545%	8/25/36	Caa3	318,504
747	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	454,748
443	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	320,681
367	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	244,886
1,212	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.923%	1/25/36	Caa3	685,798
440	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	286,818
231	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.695%	8/25/36	Ca	113,458
1,486	Residential Asset Securitization Trust Series 2007-A9	6.250%	9/25/37	CCC	844,717
229	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	5.141%	9/25/35	Caa1	185,638
410	Residential Funding Mortgage Securities I, Mortgage Pass Through Certificates, Series 2007-SA2	3.316%	4/25/37	Caa2	293,432
284	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2007-3	5.119%	7/20/37	D	206,676
1,247	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.656%	2/20/47	CCC	965,648
591	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	600,643
132	Sierra Receivables Funding Company, 144A	5.310%	11/20/25	BBB	135,444
2,485	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2006-12	0.405%	1/25/37	CCC	1,256,219
470	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-9	4.669%	10/25/47	D	268,980
104	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.714%	10/25/37	Caa1	89,144
2,277	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.848%	2/25/37	CCC	1,532,781
1,067	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1	2.477%	4/25/45	AA+	1,054,280
701	WaMu Mortgage Pass Through Certificates, Series 2007-HY6	5.056%	6/25/37	C	492,565
329	WaMu Mortgage Pass-Through Certificates, Series 2006-AR	2.160%	1/25/37	CCC	220,106
348	WaMu Mortgage Pass-Through Certificates, Series 2007-HY4	4.677%	11/25/36	CCC	264,533
798	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.248%	11/25/36	CCC	566,311

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,305	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	2.339%	12/25/36	CCC	$1,579,769
130	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.756%	10/25/36	CCC	96,272
383	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	6.019%	11/25/37	Caa2	313,518
906	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	2.666%	4/25/36	CC	729,261
152,504	Total Residential				74,546,872
$152,504	Total Mortgage-Backed Securities (cost $75,814,182)				74,546,872
	PPIP Limited Partnership – 30.7%
$–	JMT Wellington Management Legacy Securities PPIP, LP, (3)	N/A	N/A	N/A	$34,821,542
$–	Total PPIP Limited Partnership (cost $33,118,468)				34,821,542
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.0%
$4,506	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $4,505,593, collateralized by $4,570,000 U.S. Treasury Notes, 0.750%, due 3/31/13, value $4,598,563	0.010%	7/02/12		$4,505,589
	Total Short-Term Investments (cost $4,505,589)				4,505,589
	Total Investments (cost $113,438,239) – 100.4%				113,874,003
	Other Assets Less Liabilities – (0.4)% (4)				(501,138)
	Net Assets – 100%				$113,372,865

Investments in Derivatives at June 30, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation) (4)
U.S. 2-Year Treasury Note	Short	(46)	9/12	$(10,128,625)	$4,093

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
205	Eurodollar 1-Year Mid Curve	$2,024,375	9/14/12	$98.75	$1,281
205	Total Put Options Purchased (premiums paid $29,521)	$2,024,375			$1,281

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1— General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

  (5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2012 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $276,746,918 and $80,319,771, respectively)	$273,278,181	$79,052,461
PPIP Limited Partnership, at value (cost $95,130,697 and $33,118,468, respectively)	100,163,360	34,821,542
Put options purchased, at value (premiums paid $97,940 and $29,521, respectively)	4,250	1,281
Deposit with brokers for open futures contracts	44,380	12,599
Receivables:
Interest	1,322,515	407,530
Variation margin on futures contracts	5,063	1,438
Other assets	19,903	4,287
Total assets	374,837,652	114,301,138
Liabilities
Payable for dividends	2,656,215	704,417
Accrued expenses:
Management fees	416,111	131,831
Other	86,721	92,025
Total liabilities	3,159,047	928,273
Net assets	$371,678,605	$113,372,865
Shares outstanding	15,857,767	4,826,035
Net asset value per share outstanding	$23.44	$23.49
Net assets consist of:
Shares, $.01 par value per share	$158,578	$48,260
Paid-in surplus	372,877,012	114,712,732
Undistributed (Over-distribution of) net investment income	(1,285,756)	(1,828,185)
Accumulated net realized gain (loss)	(1,555,878)	28,441
Net unrealized appreciation (depreciation)	1,484,649	411,617
Net assets	$371,678,605	$113,372,865
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2012 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$14,010,025	$4,108,735
Expenses
Management fees	2,498,756	789,634
Shareholders' servicing agent fees and expenses	579	576
Custodian's fees and expenses	35,379	24,368
Trustees' fees and expenses	5,015	1,638
Professional fees	72,901	57,200
Shareholders' reports – printing and mailing expenses	26,344	10,328
Stock exchange listing fees	4,221	4,203
Investor relations expense	20,835	6,710
Other expenses	9,250	6,543
Total expenses before custodian fee credit	2,673,280	901,200
Custodian fee credit	(104)	(27)
Net expenses	2,673,176	901,173
Net investment income (loss)	11,336,849	3,207,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	145,492	109,885
Futures contracts	(33,410)	(9,408)
Change in net unrealized appreciation (depreciation) of:
Investments	29,540,818	9,938,847
Futures contracts	31,247	8,845
Put options purchased	(93,690)	(28,240)
Net realized and unrealized gain (loss)	29,590,457	10,019,929
Net increase (decrease) in net assets from operations	$40,927,306	$13,227,491

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$11,336,849	$30,204,070	$3,207,562	$9,111,575
Net realized gain (loss) from:
Investments	145,492	1,801,483	109,885	397,563
Futures contracts	(33,410)	(681,709)	(9,408)	(194,428)
Change in net unrealized appreciation (depreciation) of:
Investments	29,540,818	(57,514,866)	9,938,847	(18,065,615)
Futures contracts	31,247	(188,185)	8,845	(53,640)
Put options purchased	(93,690)	—	(28,240)	—
Net increase (decrease) in net assets from operations	40,927,306	(26,379,207)	13,227,491	(8,804,545)
Distributions to Shareholders
From net investment income	(16,405,524)	(29,686,948)	(4,983,409)	(9,175,763)
From accumulated net realized gains	—	—	—	(350,259)
Return of capital	—	(3,099,292)	—	(207,287)
Decrease in net assets from distributions to shareholders	(16,405,524)	(32,786,240)	(4,983,409)	(9,733,309)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	325,320	241,677	508,004	—
Net increase (decrease) in net assets applicable to shares from capital share transactions	325,320	241,677	508,004	—
Net increase (decrease) in net assets	24,847,102	(58,923,770)	8,752,086	(18,537,854)
Net assets at the beginning of period	346,831,503	405,755,273	104,620,779	123,158,633
Net assets at the end of period	$371,678,605	$346,831,503	$113,372,865	$104,620,779
Undistributed (Over-distribution of) net investment income at the end of period	$(1,285,756)	$3,782,919	$(1,828,185)	$(52,338)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Six Months Ended June 30, 2012 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$40,927,306	$13,227,491
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(9,011,358)	(2,976,177)
Purchases of put options purchased	(97,940)	(29,521)
Proceeds from sales and maturities of investments	24,353,295	6,973,654
Proceeds from (Purchase of) short-term investments, net	(13,121,813)	(3,633,911)
Amortization (Accretion) of premiums and discounts, net	(1,826,493)	(446,215)
(Increase) Decrease in:
Deposits with brokers for open future contracts	60,120	16,902
Receivable for interest	250,335	56,631
Receivable for variation margin on futures contracts	(5,063)	(1,438)
Other assets	(6,861)	(3,710)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(16,328)	(4,609)
Accrued management fees	8,881	3,955
Accrued other expenses	(57,798)	(52,816)
Net realized (gain) loss from:
Investments	(145,492)	(109,885)
Paydowns	1,560,326	661,244
Change in net unrealized (appreciation) depreciation of:
Investments	(29,540,818)	(9,938,847)
Put options purchased	93,690	28,240
Net cash provided by (used in) operating activities	13,423,989	3,770,988
Cash Flows from Financing Activities
Cash distributions paid to shareholders	(13,423,989)	(3,770,988)
Net cash provided by (used in) financing activities	(13,423,989)	(3,770,988)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the End of Period	$—	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $325,320 and $508,004 for Mortgage Opportunity Term Fund (JLS) and Mortgage Opportunity Term Fund 2 (JMT), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2012(g)	$21.89	$.72	$1.87	$2.59	$(1.04)	$—	$—	$(1.04)	$—	$23.44	$24.33
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(.20)	(2.07)	—	21.89	20.35
2010	23.89	1.81	1.90	3.71	(1.71)	(.24)	(.02)	(1.97)	— **	25.63	25.50
2009(b)	23.88	.02	.04	0.06	—	—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2012(g)	21.78	.67	2.08	2.75	(1.04)	—	—	(1.04)	—	23.49	24.29
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(.07)	(.04)	(2.03)	—	21.78	20.40
2010(c)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(e)
	Based on Market Value(d)	Based on Net Asset Value(d)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2012(g)	24.94%	11.92%	$371,679	1.46	%*	6.19	%*	2%
2011	(12.68)	(6.90)	346,832	1.44		7.90		23
2010	10.47	16.06	405,755	1.30		7.32		109
2009(b)	.00	.06	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2012(g)	24.42	12.72	113,373	1.62	*	5.76	*	3
2011	(8.51)	(7.48)	104,621	1.58		7.86		35
2010(c)	3.07	13.20	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(d)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(f)  For the periods beginning after December 31, 2011, the Funds will no longer exclude dollar roll transactions, where applicable.

(g)  For the six months ended June 30, 2012.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as closed-end registered investment companies. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their net assets to shareholders of record as of the date of termination.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities ("MBS"). Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). Each Fund's Feeder PPIP Fund invests in a master fund (the "Master PPIP Fund" collectively, the "Master PPIP Funds") that have been organized to invest directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury (the "UST"). In the case of Mortgage Opportunity Term 2 (JMT), the Feeder PPIP Fund will have three limited partners, consisting of the Fund and two private offshore feeder funds that have already invested in the Feeder PPIP Fund. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act. Wellington Management Company, LLP ("Wellington Management") has day-to-day responsibility for managing each Fund's direct investments in MBS and other permitted investments. Wellington Management is also the investment adviser to the Feeder PPIP Funds and the Master PPIP Funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Public-Private Investment Program

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment partnerships, such as the Master PPIP Funds, through which privately raised capital and the UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A significant portion of PPIP Eligible Assets are now rated below investment grade.

PPIP Investments

The Feeder PPIP Funds and Master PPIP Funds are Delaware limited partnerships, organized to provide qualified institutional investors with access to PPIP. Mortgage Opportunity Term (JLS) is a limited partner of its Feeder PPIP Fund (Onshore PPIP Fund) and Mortgage Opportunity Term 2 (JMT) is a limited partner of its Feeder PPIP Fund (Offshore PPIP Fund). Each Fund's interest in its respective Feeder PPIP Fund is substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects, except the Funds are not subject to the management fee of the Feeder PPIP Funds. Investors in each Fund, however, pay a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and

Nuveen Investments

its indirect investment in the leveraged Master PPIP Fund. The Feeder PPIP Funds invests all of their assets in the Master PPIP Funds. The Master PPIP Funds invest directly in a portfolio of PPIP Eligible Assets and borrows from the UST through a senior secured term loan facility. Neither of the Feeder PPIP Funds, nor the Master PPIP Funds, are registered with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act, and neither Fund's interests are registered under the Securities Act of 1933, as amended. The Feeder PPIP Funds and Master PPIP Funds are each expected to terminate on October 1, 2017, but may be continued with the prior written consent of the UST for up to two consecutive one-year periods.

On December 8, 2009 (the "Commitment Date" for Mortgage Opportunity Term (JLS)), Mortgage Opportunity Term's (JLS) subscription for an investment of $95,000,000 in the Onshore Feeder PPIP Fund was accepted, and on March 2, 2010 (the "Commitment Date" for Mortgage Opportunity Term 2 (JMT)) Mortgage Opportunity Term 2's (JMT) subscription for an investment of $33,000,000 in the Offshore Feeder PPIP Fund was accepted. As of December 31, 2011, there was no undrawn capital commitment remaining to either Feeder PPIP Fund for Mortgage Opportunity Term (JLS) or Mortgage Opportunity Term 2 (JMT).

Each Fund, as an additional new investor in the Feeder PPIP Fund, paid to the Feeder PPIP Fund an interest equivalent on the Fund's pro rata share of previously called capital pursuant to the partnership agreement. This interest equivalent or "equalization" payment, which totaled $130,696 and $118,468 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, compensated prior investors for the use of their previously contributed capital and was recorded as a component of each Fund's cost in the Feeder PPIP Fund.

The partnership agreements of the Feeder PPIP Funds and the Master PPIP Funds, which govern each Fund's investment, treat each Fund as if it had made its investment at the inception of its Master PPIP Fund. This means that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), as new investors, participated in losses of $217,735 and gains of $329,666, respectively, on their investment as of their respective Commitment Date, representing each Fund's pro rata share of its Master PPIP Fund's gains and losses as of that date.

Each Feeder PPIP Fund generally may not withdraw from its Master PPIP Fund, and each Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, each Fund generally may not withdraw from its Feeder PPIP Fund, and each Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Feeder PPIP Fund, in whole or in part, without written consent of the general partner of its Feeder PPIP Fund and its Master PPIP Fund. As a result, each Fund's investment in its Feeder PPIP Fund is considered illiquid.

Investment Valuation

In determining the value of each Fund's direct investments, securities and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the financial statements contained in the annual report as of December 31 each year.

Nuveen Investments

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2011, is reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund expects its indirect investment in its Master PPIP Fund will be leveraged by borrowings by the Master PPIP Fund under a credit agreement with the UST in an amount equal to approximately 50% of the Master PPIP Fund's total assets immediately after giving effect to the borrowing. Each Master PPIP Fund's borrowing is non-recourse to each Fund. Although each Master PPIP Fund's borrowing will not constitute an actual borrowing of each Fund for purposes of the 1940 Act, it will constitute effective leverage for each Fund. Each Fund may also employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets. As of June 30, 2012, each Master PPIP Fund had drawn a portion of its available borrowings from the UST. The Funds did not employ the use of direct leverage during the period covered by this report.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells MBS for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the MBS. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily. Neither Fund entered into dollar roll transactions during the six months ended June 30, 2012.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2012, the Funds took short positions in U.S. Treasury futures to hedge against interest rate risk.

The average number of futures contracts outstanding during the six months ended June 30, 2012, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average number of futures contracts outstanding*	186	53

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contracts.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Options Transactions

Each Fund is subject to interest rate price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of Net realized gain (loss) from call/put options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended June 30, 2012, the Funds purchased put options on short-term interest rates to provide protection in the event interest rates rise.

The Funds did not purchase/write call options or write put options during the six months ended June 30, 2012. The average notional amounts of put options purchased during the six months ended June 30, 2012, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of put options purchased*	$4,476,667	$1,349,583

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of

Nuveen Investments

each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Mortgage-Backed Securities	$—	$256,556,599	$—	$256,556,599
PPIP Limited Partnership	—	—	100,163,360	100,163,360
Short-Term Investments:
Repurchase Agreements	—	16,721,582	—	16,721,582
Derivatives:
Futures Contracts*	14,413	—	—	14,413
Put Options Purchased	4,250	—	—	4,250
Total	$18,663	$273,278,181	$100,163,360	$373,460,204

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Mortgage-Backed Securities	$—	$74,546,872	$—	$74,546,872
PPIP Limited Partnership	—	—	34,821,542	34,821,542
Short-Term Investments:
Repurchase Agreements	—	4,505,589	—	4,505,589
Derivatives:
Futures Contracts*	4,093	—	—	4,093
Put Options Purchased	1,281	—	—	1,281
Total	$5,374	$79,052,461	$34,821,542	$113,879,377

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Mortgage Opportunity Term (JLS)	Level 3 PPIP Limited Partnership
Balance at the beginning of period	$82,487,819
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	17,675,541
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$100,163,360
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2012	$17,675,541
Mortgage Opportunity Term 2 (JMT)	Level 3 PPIP Limited Partnership
Balance at the beginning of period	$28,676,964
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	6,144,578
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$34,821,542
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of June 30, 2012	$6,144,578

Each Fund determines the daily value of its investment in its Feeder PPIP Fund by determining the Fund's percentage ownership interest in the Master PPIP Fund (which it does by multiplying by the percentage of the Fund's ownership interest in the Feeder

Nuveen Investments

PPIP Fund by the percentage of the Feeder PPIP Fund's ownership interest in the Master PPIP Fund), and multiplying the value of its estimate of the current net assets of the Master PPIP Fund by that resulting percentage. Wellington Management only reports the value of each Fund's investment in its Feeder PPIP Fund to the Funds monthly, while the Funds determine that value daily. On a daily basis, the Adviser receives an indication of the net assets figure for the Master PPIP Fund from the Master PPIP Fund's accounting agent as appointed by the UST. Generally, the Master PPIP Fund's accounting agent obtains the prices for the underlying securities used to calculate the net assets of the Master PPIP Fund from independent pricing services and broker-dealers as specified by the UST and Wellington Management, and those prices may differ from time to time from the prices determined by the different independent pricing service and methodologies used to value the direct investments held in the Funds. In addition, the value of a Fund's investment in its Feeder PPIP Fund as determined and/or reported by Wellington Management may vary from the value as determined by the Adviser for other reasons, most notably because the Adviser's estimates for the fees and expenses of the Feeder PPIP Fund may differ from its actual expenses. The monthly variance between the Adviser's and Wellington's respective valuations of each Fund's investment in its Feeder PPIP Fund is monitored by the Adviser for reasonableness, and has ranged between -0.37% and 0.29% for the six month periods ending January 31, 2012 through June 30, 2012. Each Fund's investment in its Feeder PPIP Fund is classified as Level 3 for fair value measurement disclosure purposes.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Mortgage Opportunity Term (JLS)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	$14,413	Payable for variation margin on futures contracts	$—
Interest Rate	Options	Put options purchased, at value	4,250	—	—
Total			$18,663		$—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Mortgage Opportunity Term 2 (JMT)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	$4,093	Payable for variation margin on futures contracts	$—
Interest Rate	Options	Put options purchased, at value	1,281	—	—
Total			$5,374		$—

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(33,410)	$(9,408)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$31,247	$8,845
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(93,690)	$(28,240)

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares. Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
Shares issued to shareholders due to reinvestment of distributions	13,996	10,015	21,835	—

Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2012, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases of investment securities and contributions to the PPIP Limited Partnership	$9,011,358	$2,976,177
Sales and maturities of investment securities and distributions to the PPIP Limited Partnership	24,353,295	6,973,654

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds' investments, premium amortization, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$368,094,696	$113,490,577
Gross unrealized:
Appreciation	17,329,712	5,161,754
Depreciation	(11,982,867)	(4,778,328)
Net unrealized appreciation (depreciation) of investments	$5,346,845	$383,426

Permanent differences, primarily due to tax basis earnings and profit adjustments, return of capital distributions, investments in MBS, partnership income, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' last tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$(1,343,981)	$—
Undistributed (Over-distribution of) net investment income	1,638,137	326,356
Accumulated net realized gain (loss)	(294,156)	(326,356)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' last tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds' last tax year ended December 31, 2011 was designated for purposes of the dividends paid deduction as follows:

	Mortgage Opportunity Term JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income*	$29,686,948	$9,518,018
Distributions from net long-term capital gains	—	8,004
Return of capital	3,099,292	207,287

*  Net ordinary income consists of net taxable income derived from dividends and interest and net current year earnings and profits attributable to realized gains.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

At December 31, 2011, the Funds' last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Mortgage Opportunity Term (JLS)
Expiration:
December 31, 2018	$1,332,665

During the Funds' last tax year ended December 31, 2011, the following Fund utilized capital loss carryforwards as follows:

Mortgage Opportunity Term (JLS)
Utilized capital loss carryforwards	$1,282,253

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Funds' last tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Post-October capital losses	$96,821	$4,642
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in the Feeder PPIP Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for these Funds was .1731%.

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. Wellington Management's portion of the management fee compensates Wellington Management for the investment advisory services it provides with respect to each Fund's direct investments in MBS and other permitted investments. The Adviser has also entered into an investment sub-advisory agreement with Nuveen Asset Management, LLC, under which Nuveen Asset Management, LLC is responsible for overseeing the Funds' investments in futures contracts. Nuveen Asset Management, LLC is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

At June 30, 2012, Nuveen owned 4,200 shares of each Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Wellington Management Company, LLP ("Wellington"), and (b) the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management" and, together with Wellington, the "Sub-Advisors") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisors generally provide the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisors or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage

Nuveen Investments

that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from the Fund based on various

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results.

The Independent Board Members observed that each Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. In addition, as noted above, each Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the performance of each Fund compared to its benchmark. In this regard, the Independent Board Members recognized that each Fund underperformed its benchmark for the one-year period, and the Board will continue to monitor these new Funds. With respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in

Nuveen Investments

further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the net management fees of the Funds were higher than the peer average, but the net expense ratio of the Nuveen Mortgage Opportunity Term Fund was in line with, and the net expense ratio of the Nuveen Mortgage Opportunity Term Fund 2 was higher than, the peer average of its Peer Universe. In addition, in considering the management fees for the Funds, the Board recognized the unique structure of the Funds and the limits on the comparisons of the Peer Universe due to the complexity of the Funds.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that each Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

applicable. The Independent Board Members noted that with respect to Wellington, the Sub-Advisor unaffiliated with Nuveen, the sub-advisory fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to sub-advisers unaffiliated with Nuveen, including

Nuveen Investments

Wellington, the Independent Board Members also considered the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with respect to the Nuveen funds. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the foregoing Fund Advisers may also benefit a Fund and shareholders to the extent the research enhances the ability of a Fund Adviser to manage the Fund. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Funds are done on a principal basis and do not generate soft dollar credits. For the foregoing Fund Advisers with soft dollar arrangements, the Independent Board Members noted that such Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-K-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012